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                                  EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Greg Smith, certify to the best of my knowledge based upon a review of the Annual Report on Form 10-KSB of ERF Wireless, Inc. for the fiscal year ended December 31, 2004 (the "Form 10-K"), that the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of ERF Wireless, Inc. for the periods covered by the Form 10-K.



Dated: April 11, 2006           By: /s/ R. Greg Smith
                                    ------------------------------------------
                                    R. Greg Smith, Chief Executive Officer and
                                    Chief Financial Officer




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